BRITISH COLUMBIA
BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: February 14, 2020 11:31 AM Pacific Time

Incorporation Number: **BC1107842**

Recognition Date and Time: *Incorporated on February 18, 2017 12:44 PM Pacific Time*

NOTICE OF ARTICLES

Name of Company:

DIGIHOST TECHNOLOGY INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
10TH FLOOR, 595 HOWE ST.
VANCOUVER BC V6C 2T5
CANADA

Delivery Address:
10TH FLOOR, 595 HOWE ST.
VANCOUVER BC V6C 2T5
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
10TH FLOOR, 595 HOWE ST.
VANCOUVER BC V6C 2T5
CANADA

Delivery Address:
10TH FLOOR, 595 HOWE ST.
VANCOUVER BC V6C 2T5
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Samuel, Haileab

Mailing Address:	**Delivery Address:**
809 PARKSIDE AVENUE SCHENECTADY NY 12309 UNITED STATES	809 PARKSIDE AVENUE SCHENECTADY NY 12309 UNITED STATES

Last Name, First Name, Middle Name:
Gray, Patrick

Mailing Address:	**Delivery Address:**
151 CHERRY AVENUE DELMAR NY 12054 UNITED STATES	151 CHERRY AVENUE DELMAR NY 12054 UNITED STATES

Last Name, First Name, Middle Name:
Madore, David

Mailing Address:	**Delivery Address:**
777 ROUTE 9W GLENMONT NY 12077 UNITED STATES	777 ROUTE 9W GLENMONT NY 12077 UNITED STATES

Last Name, First Name, Middle Name:
Poirier, Alan

Mailing Address:	**Delivery Address:**
48 DOUGLAS ROAD DELMAR NY 12054 UNITED STATES	48 DOUGLAS ROAD DELMAR NY 12054 UNITED STATES

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class
a series of shares:

January 14, 2020

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Proportionate Voting Shares	Without Par Value With Special Rights or Restrictions attached

2.	No Maximum	Subordinate Voting Shares	Without Par Value With Special Rights or Restrictions attached